UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  08/10/2005

MCG Capital Corporation
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  0-33377

Delaware	54-1889518
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

1100 Wilson Boulevard, Suite 3000, Arlington, VA 22209
(Address of Principal Executive Offices, Including Zip Code)

(703) 247-7500
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 10, 2005, Joseph H. Gleberman resigned from his position as a member of the Board of Directors of MCG Capital Corporation. There are no disagreements between Mr. Gleberman and the Board of Directors or management of MCG Capital Corporation.

The text of Mr. Gleberman's letter is attached as an exhibit hereto.

Item 9.01.    Financial Statements and Exhibits

Exhibit 17.1    Letter from Joseph H. Gleberman dated August 10, 2005.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

MCG Capital Corporation

Date: August 16, 2005.	By:	/s/ Michael R. McDonnell
Michael R. McDonnell
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-17.1	Letter from Joseph H. Gleberman dated August 10, 2005